1 NAREIT - November 2014

Safe Harbor 2 In keeping with the SEC's "Safe Harbor" guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward- looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, and the degree and nature of our competition. These and other risk factors are more fully discussed in the Company's filings with the Securities and Exchange Commission. Historical results are not indicative of future performance. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price. A capitalization rate is determined by dividing the property's net operating income by the purchase price. Net operating income is the property's funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues. Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues. EBITDA, FFO, AFFO, CAD and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC. This overview is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Ashford Hospitality Prime, Inc. or any of their respective affiliates, and may not be relied upon in connection with the purchase or sale of any such security.

Strong Track Record & Performance 3

Demonstrated Long-Term Track Record 4 • Disciplined growth, operational expertise, and capital allocation to maximize shareholder returns • AHP expects to benefit from strong management capabilities Peer average includes: BEE, CHSP, CLDT, DRH, FCH, HST, HT, INN, LHO, PEB, RLJ, SHO Trailing Total Shareholder Returns as of 10/29/14 Source: Bloomberg Total Shareholder Return 33% 106% 109% 89% 402% 130% 89% 145% 183% 215% 33% 86% 123% 83% 224% 268% -5% -1% 32% 55% 162% -100% 0% 100% 200% 300% 400% AHT Peer Avg 1500% 1320%

Highly-Aligned Management 5 • With insider ownership* of approximately 13% for AHP, management is highly-aligned with shareholder interests Publicly-Traded Hotel REIT Insider Ownership Public Lodging REITs include: BEE, CHSP, CLDT, DRH, FCH, HST, HT, INN, LHO, PEB, RLJ, SHO Source: Company filings. * Insider ownership for Ashford entities includes direct & indirect interests & interests of related parties 17%* 13%* 4% 3% 3% 3% 2% 2% 2% 2% 1% 1% 1% 1% 0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0%

Compelling Opportunity 6

7 Compelling Opportunity  High quality portfolio predominantly located in gateway & resort markets  Low leverage strategy in line with peers  Highly-aligned management team  Portfolio is in great physical condition after recent renovations  Company currently trading well below estimated private market value  Company recently announced $100mm share repurchase plan

8 Well-Defined Strategy  Invest in high quality, high RevPAR hotels (RevPAR > 2x the national average) located in gateway & resort markets  Conservative leverage with target (Net Debt + Preferred Equity) / EBITDA of 5.0x or less

9 58% 27% 10% 4% Ashford Prime Brands by EBITDA Marriott Hilton Sofitel Independent 58% 27% 10% Ashford Prime Managers by EBITDA Marriott Remington Hilton Accor 96% 4% * Ashford Prime MSA by EBITDA Top 25 Other 30% 55% 15% Ashford Prime Segment by EBITDA Upscale Upper-Upscale Luxury *Represents Key West MSA FY 2013 Hotel EBITDA Well-Positioned Portfolio

10 Recently Renovated Portfolio Property Renovation Completion Date Cost/Budget Hilton Torrey Pines Public Space Guestrooms Meeting Rooms 2010-2015 $17,200,000 Capital Hilton Guestrooms Public Space Mechanical Systems 2011-2012 $29,900,000 Pier House Resort Guestrooms Public Space Mechanical Systems 2006-2009 $20,700.000 Courtyard Philadelphia Public Space Guestrooms 2012-2014 $18,200,000 Marriott Seattle Guestrooms Meeting Rooms Public Space 2010-2014 $4,600,000 Courtyard Seattle Guestrooms Public Space 2012-2014 $4,400,000 Sofitel Chicago Guestrooms Public Space 2009-2012 $5,915,000 Courtyard San Francisco Public Space 2012 $430,000 Marriott Plano Legacy Guestrooms Meeting Space 2013-2014 $6,400,000 Tampa Renaissance Meeting Space Public Space Guestrooms 2011-2015 $9,600,000

Conservative Capital Structure 11 Balance Sheet Initiatives Debt Maturities Net Working Capital Enterprise Value 411.9 8.1 265.1 - 100.0 200.0 300.0 400.0 500.0 2014 2015 2016 2017 2018 De b t ( $ i n m il li o n s) Fixed-Rate Floating-Rate » Target (Net Debt + Preferred)/EBITDA < 5.0x » Maintain mix of fixed and floating rate debt » Ladder debt maturities » Maintain excess cash balance to capitalize on opportunities » Focus on property-level, non-recourse debt (1) Ashford Prime's pro rata share (2) As of 9/30/14 $ in millions Cash and cash equivalents $178.2 Restricted cash 29.9 Accounts receivable, net 15.2 Prepaid expenses 2.9 Due from affiliates, net (2.3) Due from 3rd party hotel managers, net 5.6 Total current assets $229.5 Accounts payable, net & accrued expenses $25.4 Dividends payable 1.5 Total current liabilities $26.9 Net working capital $202.6 $ in millions except per share data Stock Price (as of 10/30/14) $17.52 Fully diluted shares outstanding (mm) (2) 34.5 Equity value $604.9 Debt (1) (2) 716.1 Total Market Capitalization $1,321.0 Less: Net working capital (1) (2) (202.6) Total Enterprise Value $1,118.4

12 Compelling Valuation $392,676 $372,334 $313,417 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 $400,000 $450,000 Ashford Prime Estimated Replacement Cost Estimated Private Market Value Current Trading Value • Ashford Prime is currently trading well below estimated replacement cost and estimated private market value • Ashford Prime is currently trading at a TTM cap rate of 7.4% vs. an estimated private market value TTM cap rate of 6.0% Source – Replacement Cost: HVS & JP Morgan Source – Private Market Values: HVS $ per ke y

13 Property Information: • Location: Downtown Chicago (Gold Coast submarket) • Rooms: 415 (including 32 suites) • Year Built: 2002 • 10,000 sf of meeting space • Fee simple; 32 story tower • Segmentation: 70% transient; 30% group Acquisition Overview: • Purchase Price: $153 million • Purchase Price/Key: $369,000 • RevPAR of $178* vs. AHP Portfolio RevPAR of $167* • Excellent Gold Coast location in a key U.S. gateway market • High quality asset with attractive contemporary design and minimal capex needs Chicago Sofitel Transaction *TTM through 9/30/14 Accomplishments since acquisition: • New General Manager • Approximately $700,000 in annualized cost savings • Increase in RevPAR Index in difficult market conditions • Sofitel Chicago recently ranked 3rd best hotel in Chicago for business travelers by USA Today • Sofitel Chicago ranked #1 business hotel in Chicago by Travel & Leisure in 2013 • Sofitel Pastry Chef won Jean Banchet Award for best pastry chef in Chicago • Stronger citywide calendar in 2nd half of 2014

14 Pier House Resort Transaction Property Information: • Location: Key West, FL • Rooms: 142 (including 21 suites) • Year Built: 1968 • 2,600 sf of meeting space • Fee simple • Segmentation: 93% transient; 7% group Acquisition Overview: • Purchase Price: $92.7 million • Purchase Price/Key: $653,000 • RevPAR of $330* vs. AHP Portfolio RevPAR of $167* • Excellent location in one of strongest US hotel markets • Extremely high barriers to entry • High quality asset with minimal capex needs *TTM through 9/30/14 • In first year under Remington management, RevPAR increased 14.2% and Total Revenue increased $2.2M with 90.2% of that revenue increase flowing through to EBITDA • Eliminated $1.5M in expenses – right-sized staffing, improved housekeeping practices, F&B efficiencies, synergies with other Remington properties in market • Saved $385K in insurance when added to Ashford program • Realized approximately $400K in annualized incremental parking revenue Operational Strategy Implementation:

Growth & Acquisition Strategy 15

16  Highly quantitative approach focused on long-term accretion  Proven track record of value-creating acquisitions  Disciplined capital allocation  Multiple ways to grow platform:  Unique built-in pipeline via option hotel and right-of-first-offer hotels from Ashford Trust  Targeted acquisitions consistent with investment guidelines  Internal growth from asset performance Growth & Acquisition Strategy

Projected Hotel Room Value Growth 17 Source: JLL/HVS • U.S. hotel transaction volume is likely to increase over the next several years as private U.S. hotel market values rise $0 $10 $20 $30 $40 $50 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 $100,000 $110,000 $120,000 $130,000 $140,000 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014F2015F U .S . H ot e l Tra n sa ct ion Vol u m e in $ B il (JL L) Priva te U .S . H ot e l M a rk e t V a lu e P e r K e y ( H V S ) U.S. Hotel Value Per Key - HVS U.S. Hotel Transaction Volume ($B) - JLL

18 Marriott Gateway & ROFO Hotels Hotel Market Rooms Ritz-Carlton Atlanta, GA 444 Rooms Hilton Back Bay Boston, MA 390 Rooms Courtyard Downtown Boston, MA 315 Rooms Embassy Suites Portland, OR 276 Rooms Embassy Suites Crystal City Washington, D.C. 267 Rooms Crowne Plaza Beverly Hills* Los Angeles, CA 258 Rooms Hyatt Regency Coral Gables Miami, FL 250 Rooms Melrose Washington, D.C. 240 Rooms One Ocean Jacksonville, FL 193 Rooms Churchill Washington, D.C. 173 Rooms Crowne Plaza Key West Key West, FL 160 Rooms Embassy Suites Houston, TX 150 Rooms Right of First Offer Assets Right of First Offer Assets Option Asset Hotel Market Rooms Marriott Crystal Gateway Washington, D.C. 697 Rooms Option Asset * Converting to a Marriott in 2015

Accretive Growth 19 - Ashford Prime management is focused on accretive growth - Our definition of accretion: the 5-year Total Shareholder Return (TSR) post-transaction must be greater than the 5-year TSR pre-transaction - Transactions are modeled on a leverage-neutral basis Base Model Transaction (Leverage-Neutral) Combined Model 5-year TSR 5-year TSR Combined 5-year TSR > Base 5-year TSR

20 NAREIT - November 2014

Safe Harbor 21 In keeping with the SEC's "Safe Harbor" guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, the degree and nature of our competition, and the satisfaction of the conditions to the completion of the proposed spin-off of Ashford Inc. These and other risk factors are more fully discussed in the Company's filings with the Securities and Exchange Commission. Historical results are not indicative of future performance. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price. A capitalization rate is determined by dividing the property's net operating income by the purchase price. Net operating income is the property's funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues. Hotel EBITDA flow- through is the change in Hotel EBITDA divided by the change in total revenues. EBITDA, FFO, AFFO, CAD and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC. This overview is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Ashford Hospitality Trust, Inc., Ashford Inc., or any of their respective affiliates, and may not be relied upon in connection with the purchase or sale of any such security.

Strong Track Record & Performance 22

23 • Disciplined growth, operational expertise, and capital allocation to maximize shareholder returns • AHT expects to benefit from strong management capabilities Peer average includes: BEE, CHSP, CLDT, DRH, FCH, HST, HT, INN, LHO, PEB, RLJ, SHO Trailing Total Shareholder Returns as of 10/29/14 Source: Bloomberg Total Shareholder Return 33% 106% 109% 89% 402% 130% 89% 145% 183% 215% 33% 86% 123% 83% 224% 268% -5% -1% 32% 55% 162% -100% 0% 100% 200% 300% 400% AHT Peer Avg 1500% 1320% Demonstrated Long-Term Track Record

Highly-Aligned Management 24 • With insider ownership* of approximately 17% for AHT, management is highly-aligned with shareholder interests Publicly-Traded Hotel REIT Insider Ownership Public Lodging REITs include: BEE, CHSP, CLDT, DRH, FCH, HST, HT, INN, LHO, PEB, RLJ, SHO Source: Company filings. * Insider ownership for Ashford entities includes direct & indirect interests & interests of related parties 17%* 13%* 4% 3% 3% 3% 2% 2% 2% 2% 1% 1% 1% 1% 0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0%

Compelling Opportunity 25

26 Compelling Opportunity  Proven track record of long-term value creation for shareholders  Highly-aligned management team  Diversified portfolio with 67% of hotels managed by affiliated property manager  Leveraged way to invest in the hotel cycle  Opportunity for future platform creation  Attractive dividend yield  Distribution date for Ashford Inc. spin-off – November 12, 2014

27 Opportunistic Strategy  Opportunistically invest in hotel assets with up to 2x the national average RevPAR in all market locations  Opportunistic use of non-recourse debt to maximize shareholder returns

Portfolio Overview 28 *FY 2013 Hotel EBITDA

29 50.1% 42.8% 60.0% 69.4% 55.3% 0% 20% 40% 60% 80% 2009 2010 2011 2012 2013 Hotel EBITDA Flow-Through Annual Hotel EBITDA Flow-Through 2012 2013 YTD Q3 2013 YTD Q3 2014 Var RevPAR $94.65 $97.14 $98.67 $107.95 9.4% Hotel Revenue $1,013,117 $1,034,819 $790,484 $852,274 7.8% Hotel EBITDA $305,719 $317,546 $245,264 $275,409 12.1% EBITDA Flow 55.3% 48.2% The above table assumes for quarterly periods the 116 properties owned and included in continuing operations September 30, 2014 were owned as of the beginning of each of the periods shown The above table assumes for annual periods the 115 properties owned and included in continuing operations December 31, 2013 were owned as of the beginning of each of the periods shown Revenue and EBITDA figures displayed in $000's Strong Asset Performance

Ashford Trust – Capital Structure 30 » Target Net Debt/Gross Assets of 50-60% » Maintain mix of fixed and floating rate debt » Ladder maturities » Proactively refinance upcoming maturities » Maintain excess cash balance to capitalize on opportunities » Focus on property-level, non-recourse debt Balance Sheet Initiatives Debt Maturities Net Working Capital * Enterprise Value 239.9 182.2 489.5 651.4 211.0 - 200.0 400.0 600.0 800.0 1,000.0 2014 2015 2016 2017 2018 De b t ( $ i n m il li o n s) Fixed-Rate Floating-Rate (1) Includes Ashford Trust's 71.74% share of the Highland Portfolio (*) As of 9/30/14 $ in millions Cash and cash equivalents (1) $300.5 Marketable securities, net 39.9 Restricted cash (1) 182.7 Accounts receivable, net (1) 43.0 Prepaid expenses (1) 17.5 Due from affiliates, net (1) 3.7 Due from 3rd party hotel managers, net (1) 29.8 Market value of Ashford Prime investment 75.8 Total current assets $692.9 Accounts payable, net & accrued expenses (1) $124.2 Dividends payable 21.9 Total current liabilities $146.1 Net working capital $546.8 $ in millions except per share data Stock Price (as of 10/30/14) $10.81 Fully diluted shares outstanding (mm) (*) 110.9 Equity value $1,198.9 Preferred equity (Par value) (*) 393.9 Debt (1) (*) 2,759.4 Total Market Capitalization $4,352.2 Less: Net working capital (1) (*) (546.8) Total Enterprise Value $3,805.4

31 Compelling Valuation $248,496 $173,605 $165,171 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 Ashford Trust Estimated Replacement Cost Estimated Private Market Value Current Trading Value $ per ke y • Ashford Trust is currently trading well below estimated replacement cost and estimated private market value • Ashford Trust is currently trading at a TTM cap rate of 7.6% vs. an estimated private market value TTM cap rate of 6.7% Source – Replacement Cost: HVS & JP Morgan Source – Private Market Values: HVS

32 Acquisition • Transformational 28-hotel, $1.3 billion acquisition • Invested in the mezzanine debt in 2008 via joint venture • Completed foreclosure & restructuring in March 2011 with new $150 million investment from Ashford Trust & $50 million investment from JV partner • Ashford Trust owns 72% Current Valuation • Over $154 million spent on capex since takeover in 2011 • Significant increase in equity value • Implied IRR materially above initial underwriting Further Opportunities • Continued aggressive asset management to increase revenues and EBITDA • Potential refinancing and exit from cash trap • Explore buyout of JV partner Highland Investment Update

Marriott Fremont Transaction

















Property Information:

- Location: Fremont, CA
- Rooms: 357
- Year Built: 1999
- 15,000 sf of meeting space
- Fee simple
- Segmentation: 77% transient; 23% group

Acquisition Overview:

- Purchase Price: $50.0 million
- Purchase Price/Key: $140,000
- RevPAR of $111*
- Purchased for 45% discount to replacement cost
- Estimated forward 12-month NOI cap rate of 8.1%
- Expected forward 12-month EBITDA multiple of 10.0x

Strengths/Opportunities:

- Excellent location in strong Silicon Valley hotel market
- Diversified customer base
- High quality asset with minimal capex needs – recently renovated guestrooms, meeting space and Greatroom-certified lobby
- Opportunity to install Remington as manager to drive better operational performance

ASHFORD
HOSPITALITY TRUST

*TTM through 9/30/14

33

Growth & Acquisition Strategy 34

35  Highly quantitative approach focused on long-term accretion  Proven track record of value-creating opportunistic acquisitions  Disciplined capital allocation  Multiple ways to grow platform:  Internal growth from asset performance  Portfolio/single asset acquisitions  Highland portfolio opportunities  Excess cash from potential refinancings  Partial ownership of Prime  Incubation of new platforms Growth & Acquisition Strategy

Accretive Growth 36 - Ashford Trust management is focused on accretive growth - Our definition of accretion: the 5-year Total Shareholder Return (TSR) post-transaction must be greater than the 5-year TSR pre-transaction - Transactions are modeled on a leverage-neutral basis Base Model Transaction (Leverage-Neutral) Combined Model 5-year TSR 5-year TSR Combined 5-year TSR > Base 5-year TSR

Projected Hotel Room Value Growth 37 Source: JLL/HVS • U.S. hotel transaction volume is likely to increase over the next several years as private U.S. hotel market values rise $0 $10 $20 $30 $40 $50 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 $100,000 $110,000 $120,000 $130,000 $140,000 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014F2015F U .S . H ot e l Tra n sa ct ion Vol u m e in $ B il (JL L) Priva te U .S . H ot e l M a rk e t V a lu e P e r K e y ( H V S ) U.S. Hotel Value Per Key - HVS U.S. Hotel Transaction Volume ($B) - JLL

38  Real Estate Hedged Equity Strategy Ashford Inc. Pro Forma Structure  To be spun-off as a publicly traded entity (ticker "AINC")  Asset management platform  Fee structure based on 70bps of total enterprise value plus incentive fees based on total shareholder returns vs. peer set Potential Future Platforms Select Service Debt Hotel Management Project and Construction Management Management Agreements Other Businesses or Investments Ashford Inc. Growth Opportunities

39 APPENDIX

40 Ashford Family of Companies - Publicly Traded (NYSE: AHP) - 10 hotels - 3,472 owned rooms - Market Cap of $1.3 billion - High RevPAR portfolio - US & international gateway markets - Lower-leverage platform - Publicly Traded (NYSE: AHT) - 116 hotels – 23,063 owned rooms - Market Cap of $4.4 billion - Targets RevPAR below Prime - Investment across all segments and all levels of capital structure - Advisory contract with Prime - Platform creation - Private Subsidiary of Ashford Inc. - Real estate hedged equity strategy – upside of real estate with lower volatility and increased liquidity - Commenced strategy in 2011 - Potential follow-on strategies - To be spun-off as a publicly-traded entity (ticker to be AINC) - Asset management platform –Prime and Trust post spin-off - Highly-aligned fee structure

41 Industry Overview

• Demand expected to exceed supply through at least 2015 42 Attractive Supply/Demand Imbalance Source: PKF -8.0 -6.0 -4.0 -2.0 0.0 2.0 4.0 6.0 8.0 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014F 2015F Supply Growth Demand Growth Yea r- o v e r- Year % Gro w th PKF Forecast

43 Source: PKF 7.7% 6.1% -2.0% -16.7% 5.4% 8.2% 6.8% 5.4% 8.2% 6.7% 5.8% -20.0% -15.0% -10.0% -5.0% 0.0% 5.0% 10.0% Historical RevPAR Growth Forecasted RevPAR Growth PKF RevPAR Growth Forecasts

44 Potential Industry EBITDA Growth Rates *Based on PKF RevPAR/ADR/Occupancy projections and EBITDA growth resulting from PKF EBITDA change regression equation. • With strong potential RevPAR gains, those companies with reasonable flow-throughs could experience significant EBITDA growth • PKF estimates 2-year cumulative EBITDA growth of about 31%* COMPOUNDED 2-YEAR REVPAR GROWTH RATE 30.9% 6.5% 7.0% 7.5% 8.0% 8.5% 2 -YE A R EBITD A FL O W % 20.0% 10.7% 11.6% 12.5% 13.3% 14.2% 25.0% 13.4% 14.5% 15.6% 16.6% 17.7% 30.0% 16.1% 17.4% 18.7% 20.0% 21.3% 35.0% 18.8% 20.3% 21.8% 23.3% 24.8% 40.0% 21.5% 23.2% 24.9% 26.6% 28.4% 45.0% 24.2% 26.1% 28.0% 30.0% 31.9% 50.0% 26.8% 29.0% 31.1% 33.3% 35.4% 55.0% 29.5% 31.9% 34.2% 36.6% 39.0% 60.0% 32.2% 34.8% 37.4% 39.9% 42.5% 65.0% 34.9% 37.7% 40.5% 43.3% 46.1% 70.0% 37.6% 40.6% 43.6% 46.6% 49.6%

• Historically, attractive returns remain for investors from this point in the lodging cycle 45 Historical Industry Stock Returns Index includes AHT, BEE, DRH, FCH, HST, HT, LHO, and SHO. Companies are included in the data from the time of their IPO Current data as of October 31, 2014% 50% 100% 150% 200% 250% 300% 350% 0 12 24 36 48 60 72 84 96 108 T S R 1989-1997 1997-2007 2007-Current Months from Peak to Peak

46 Executive Bios

47 Executive Bios Monty J. Bennett Chief Executive Officer & Chairman of the Board Douglas A. Kessler President Mr. Kessler is the President of Ashford Hospitality Advisors and serves as the President of both Ashford Hospitality Trust (NYSE: AHT) and Ashford Hospitality Prime (NYSE: AHP). He is currently on the Board of Directors of AHP, and was previously on the Board of Directors of AHT. Prior to being appointed President, Mr. Kessler served as Ashford Trust's Chief Operating Officer and Head of Acquisitions beginning in May 2003. Mr. Kessler has spearheaded numerous key initiatives while at Ashford Trust and has been responsible for several billion dollars of capital transactions along with the growth of the company's asset base to in excess of $4 billion. From July 2002 until August 2003, Mr. Kessler also served as the managing director/chief investment officer of Remington Hotel Corporation. Prior to joining Remington Hotel Corporation in 2002, from 1993 to 2002, Mr. Kessler was employed at Goldman Sachs’ Whitehall Real Estate Funds, where he assisted in the management of more than $11 billion of real estate (including $6 billion of hospitality investments) involving over 20 operating partner platforms worldwide. During his nine years at Whitehall, Mr. Kessler served on the boards or executive committees of several lodging companies, including Westin Hotels and Resorts and Strategic Hotel Capital. Mr. Kessler has diverse real estate experience totaling nearly 30 years and is a member of Urban Land Institute's Hotel Council and is a frequent speaker and panelist at lodging industry conferences including International Hotel Investment Forum, Americas Lodging Investment Summit and the NYU Lodging Conference. Mr. Kessler has a Master's degree in Business Administration and a Bachelor of Arts degree from Stanford University. Mr. Bennett is the Founder, Chairman, & Chief Executive Officer of Ashford Hospitality Advisors and serves as the Founder, Chairman, & Chief Executive Officer of both Ashford Hospitality Trust (NYSE: AHT) and Ashford Hospitality Prime (NYSE: AHP). Mr. Bennett is a member of the American Hotel & Lodging Association's Industry Real Estate Finance Advisory Council (IREFAC), the Urban Land Institute's Hotel Council, the Global Advisory Council of Hoftel, a worldwide hotel ownership group, and is on the Advisory Editorial board for GlobalHotelNetwork.com. He is also a member of the CEO Fiscal Leadership Council for Fix the Debt, a non-partisan group dedicated to reducing the nation's federal debt level and on the advisory board of Texans for Education Reform. Formerly, Mr. Bennett was a member of Marriott's Owner Advisory Council and Hilton's Embassy Suites Franchise Advisory Council. Mr. Bennett is a frequent speaker and panelist for various hotel development and investment conferences including the NYU conference and the ALIS conference. Mr. Bennett received the Top-Performing CEO Award from HVS for 2011. This award is presented each year to the CEO in the hospitality industry who offers the best value to shareholders based on HVS's pay-for-performance model. The model compares financial results relative to CEO compensation, as well as a stock appreciation, company growth and increases in EBITDA. Mr. Bennett holds a Master's degree in Business Administration from Cornell's S.C. Johnson Graduate School of Management and received a Bachelor of Science degree with distinction from the School of Hotel Administration also at Cornell. He is a life member of the Cornell Hotel Society. Mr. Bennett's extensive industry experience as well as the strong and consistent leadership qualities he has displayed in his role as the chief executive officer and a director of Ashford Trust since its inception are vital skills that make him uniquely qualified to serve as the chairman of our board of directors.

48 Executive Bios David A. Brooks Chief Operating Officer, General Counsel & Secretary Mr. Brooks is the chief Operating Officer, General Counsel & Secretary of Ashford Hospitality Advisors and serves as Chief Operating Officer, General Counsel & Secretary of both Ashford Hospitality Trust (NYSE: AHT) and Ashford Hospitality Prime (NYSE: AHP). Prior to assuming the role of Chief Operating Officer of Ashford Trust, he served as Chief Legal Officer, Head of Transactions and Secretary from August 2003 to January 2009. Prior to that, he served as Executive Vice President and General Counsel for Remington Hotel Corporation and Ashford Financial Corporation, an affiliate of Ashford Trust, from January 1992 until August 2003, where he co-led the formation of numerous investment partnerships, negotiated and closed approximately $1 billion in asset acquisitions and asset managed nearly $750 million dollars in non-performing hospitality loans. Prior to joining Remington Hotel Corporation, Mr. Brooks served as a partner with the law firm of Sheinfeld, Maley & Kay. Mr. Brooks earned his Bachelor of Business Administration in Accounting from the University of North Texas in 1981, his Juris Doctor from the University of Houston Law Center in 1984 and became licensed as a CPA in the State of Texas in 1984 (currently non-practicing status). Deric S. Eubanks Chief Financial Officer Mr. Eubanks is the Chief Financial Officer and Treasurer of Ashford Hospitality Advisors and serves as the Chief Financial Officer and Treasurer of both Ashford Hospitality Trust (NYSE: AHT) and Ashford Hospitality Prime (NYSE: AHP). Mr. Eubanks oversees all corporate finance and financial reporting initiatives and is involved in all capital market activities including equity raises, debt financings, and loan modifications. He oversees Investor Relations and is responsible for overseeing and executing Ashford Hospitality Trust's and Ashford Hospitality Prime's hedging strategies. Mr. Eubanks formally served as the Senior Vice President of Finance. Prior to his role as Senior Vice President of Finance, Mr. Eubanks was Vice President of Investments and was responsible for sourcing and underwriting hotel investments including direct equity investments, joint venture equity, preferred equity, mezzanine loans, first mortgages, B-notes, construction loans, and other debt securities for Ashford Trust. Mr. Eubanks has been with Ashford Trust since its initial public offering in August of 2003. Mr. Eubanks has written several articles for industry publications and is a frequent speaker at industry conferences and industry round tables. Before joining Ashford Trust, Mr. Eubanks was a Manager of Financial Analysis for ClubCorp, where he assisted in underwriting and analyzing investment opportunities in the golf and resort industries. Mr. Eubanks earned a BBA from Southern Methodist University and is a CFA charter holder. He is a member of the CFA Institute and the CFA Society of Dallas-Fort Worth.

49 Executive Bios J. Robison Hays Senior Vice President, Corporate Strategy & Finance Mr. Hays is the Senior Vice President of Corporate Strategy & Finance of Ashford Hospitality Advisors and serves as the Senior Vice President of Corporate Strategy & Finance of both Ashford Hospitality Trust (NYSE: AHT) and Ashford Hospitality Prime (NYSE: AHP). Mr. Hays is responsible for the formation and execution of our strategic initiatives, working closely with our Chief Executive Officer. He also oversees all financial analysis as it relates to the corporate model, including acquisitions, divestitures, refinancings, hedging, capital market transactions and major capital outlays. Prior to 2013, in addition to his other responsibilities, Mr. Hays was in charge of Ashford Trust's investor relations group. Mr. Hays has been a frequent speaker at industry and Wall Street investor conferences. Prior to joining Ashford Trust, Mr. Hays worked in the Corporate Development office of Dresser, Inc., a Dallas-based oil field service & manufacturing company, where he focused on mergers, acquisitions, and strategic direction. Before working at Dresser, Mr. Hays was a member of the Merrill Lynch Global Power & Energy Investment Banking Group based in Texas. Jeremy J. Welter Executive Vice President of Asset Management Mr. Welter is the Executive Vice President of Asset Management of Ashford Hospitality Advisors and serves as the Executive Vice President of Asset Management of both Ashford Hospitality Trust (NYSE: AHT) and Ashford Hospitality Prime (NYSE: AHP). Mr Welter has served as the Executive Vice President of Asset Management for Ashford Hospitality Trust since January 2011 where he oversees a $4 billion portfolio of 122 hotels. From August 2005 until December 2010, Mr. Welter was employed by Remington Hotels, LP in various capacities, most recently serving as chief financial officer. He is a current member of Marriott's Owner Advisory Council. From July 2000 through July 2005, Mr. Welter was an investment banker at Stephens, where he worked on mergers and acquisitions, public and private equity and debt, capital raises, company valuations, fairness opinions and recapitalizations. Before working at Stephens, Mr. Welter was part of Bank of America's Global Corporate Investment Banking group. Mr. Welter is a speaker and panelist for various lodging investment and development conferences, including the NYU Lodging Conference. Mr. Welter earned his Bachelor of Science in Business Administration in Economics from Oklahoma State University, where he served as student body president and graduated Summa Cum Laude.

50 Executive Bios Mark L. Nunneley Chief Accounting Officer Mr. Nunneley is the Chief Accounting Officer of Ashford Hospitality Advisors and serves as the Chief Accounting Officer of both Ashford Hospitality Trust (NYSE: AHT) and Ashford Hospitality Prime (NYSE: AHP). He has served as the Chief Accounting Officer of Ashford Hospitality Trust since May 2003 where he is responsible for the tax, accounting, ad valorem tax and treasury functions. From 1992 until 2003, Mr. Nunneley served as Chief Financial Officer of Remington Hotel Corporation. He previously served as a tax consultant at Arthur Andersen & Company and as a tax manager at Deloitte & Touche. Mr. Nunneley is a certified public accountant (CPA) in the State of Texas and is a member of the American Institute of Certified Public Accountants, Texas Society of CPAs and Dallas Chapter of CPAs. Mr. Nunneley holds a Bachelor of Science degree in Business Administration from Pepperdine University and a Master of Science in Accounting from the University of Houston.